--------------------------------------------------------------------------------
                             FORM N-6, ITEM 26(e)
                                  APPLICATIONS
--------------------------------------------------------------------------------


Application for Life Insurance  American United Life Insurance Company(R)       Pioneer Mutual Life Insurance Co.
(Please print in dark ink.)     a OneAmerica(R) Company                         A stock subsidiary of American United
                                One American Square, P.O. Box 6003              Mutual Insurance Holding Company
                                Indianapolis, IN 46206-6003                     a OneAmerica(R) Company
                                1-800-537-6442                                  101 North 10th Street
                                                                                Fargo, ND 58102
                                                                                1-800-437-4692

                          APPLICATION COMPLETION TIPS

1.   Use color ink, preferably black.

2. Do not use "white-out." Changes should be made using a single line cross-out and should be initialed by the applicant.

3.   The signature and date should never be altered.

4.   Record answers to all questions and furnish details for all "Yes" answers.

5.   Legible handwriting will facilitate the underwriting process.

6. Explain any unusual circumstances or items not covered in the application in a cover memo.

7.   For  business   cases,   provide  a  cover  memo  including  the  following
     information:

     a. If key person or buy-sell, what percentage of the business is owned by the Proposed Insured?

     b. What is the total value of the business and how was the value determined?

     c.   If key person, how was the amount derived?

     d. If partnership or closely held corporation, give full names of partners adn each one's share of the business.

     e. Are any parnters currently insured in favor of the business? If not, explain why?

     f.   Attach any supporting documentation.

8. If Advanced Sales support was used in placing this case, please describe in a cover memo.

                       CASH-WITH-APP RULES AND PROCEDURE

1. Do not accept an initial premium if the amount of coverage applied for exceeds $200,000,000.

2. Do no accept an initial premium or credit card authorization if the proposed insured is less than 15 days old or over 70 years old.

3. Ask the proposed insured the three health questions on the Temporary Insurance Agreement form page of the application. If any are answered "Yes" do not accept the initial premium or credit card authorization.

4. Have both copies of the Temporary Insurance Agreement form completed and signed. Give one copy to the applicant and submit the other to the company with the completed application.

5. If an application is received with initial premium but does not meet the above requirements, the money will be returned directly to the payor.

6. If initial premium is not collected at the time of application, it MAY NOT be collected until an underwriting decision has been made.

                                COVERAGE LIMITS

The total amount of insurance which may take effect on any person proposed for insurance under the Temporary Insurance Agreement is $300,000 of life insurance.

I-20833                                                         I-20833 6/30/08


Application for Life Insurance  American United Life Insurance Company(R)       Pioneer Mutual Life Insurance Co.
(Please print in dark ink.)     a OneAmerica(R) Company                         A stock subsidiary of American United
                                One American Square, P.O. Box 6003              Mutual Insurance Holding Company
                                Indianapolis, IN 46206-6003                     a OneAmerica(R) Company
                                1-800-537-6442                                  101 North 10th Street
                                                                                Fargo, ND 58102
                                                                                1-800-437-4692

Part I: General Information            For general inquires call 1-877-999-9883

1. Choose Company: (Hereinafter referred to as "Company" - check all that apply.)

[ ] American United Life Insurance Company(R) (AUL)
[ ] Pioneer Mutual Life Insurance Company (PML)

2. Proposed Insured (Please print and give full name.)
First Name              Middle Initial          Last Name
-------------------------------------------------------------------------------
Street Address
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
City            State           Zip     County  Years at This Address

[ ] Male [ ] Female  Birthdate          Place of Birth

Daytime Phone Number ( )                Evening Phone Number ( )

Social Security Number                  E-mail Address

U.S. Citizen? [ ] Yes [ ] No
If No, give details in Question 16 and attach copy of visa

Occupation                      Employer

Employer Address

3. Proposed Other Insured (Please print and give full name.)

First Name              Middle Initial          Last Name
-------------------------------------------------------------------------------
Street Address
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
City            State           Zip     County  Years at This Address

[ ] Male [ ] Female  Birthdate          Place of Birth

Daytime Phone Number ( )                Evening Phone Number ( )

Social Security Number                  E-mail Address

U.S. Citizen? [ ] Yes [ ] No
If No, give details in Question 16 and attach copy of visa

Occupation                      Employer

Employer Address

4. Owner and Payor - All notices and correspondence will be sent to the Owner. Complete Owner information only if different from Primary Insured.

If there are to be multiple owners, please complete the Request for Multiple Ownership form.

[ ] Full Name (first/middle/last)                       Relationship to Insured

Name of Corporation, Trust or Qualified Retirement Plan

Full Name of Corporate Officer, Title and State of Incorporation

If the Owners a trust, please provide a copy of the trust agreement.

Custodian Name                      , Custodian Under (state) [ ] UGMA [ ] UTMA

[ ] Male [ ] Female [ ] Corporation [ ] Trust [ ] Qualified Retirement Plan
[ ] Other

Birthdate or Date of Trust                              SSN or Tax ID#

Street Address
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
City              State            Zip                  County

Phone Number            E-mail Address

[ ] Payor Name and Address (if other than Owner)

5. Contingent Owner

[ ] Full Name                           Relationship to Insured

[ ] Male [ ] Female [ ] Other           Birthdate            SSN or Tax ID#

Street Address
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
City              State            Zip                  County

E-mail Address

                          I-20833 Page 1 of 10 6/30/08

6. Proposed Insured's Beneficiary

Unless otherwise directed, the insurance proceeds shall be divided equally among all persons who are named as primary beneficiary and who survive the insured, but if none survive, equally among all persons who are named as secondary beneficiary and who survive the insured.

Primary Beneficiary


---------------------------------------- ------------------------       -------------   ---------------------
Full Name or Name of Corporation/Trust   Relationship to Insured        SSN or Tax ID#  DOB or Date of Trust

-------------------------------------------------------------------------------
Address


----------------------------------------                -----------------------
Full Name of Corporate Officer and Title                State of Incorporation


Secondary Beneficiary (if no primary beneficiary is living)

---------------------------------------- ------------------------       -------------   ---------------------
Full Name or Name of Corporation/Trust   Relationship to Insured        SSN or Tax ID#  DOB or Date of Trust

-------------------------------------------------------------------------------
Address


----------------------------------------                -----------------------
Full Name of Corporate Officer and Title                State of Incorporation


7. Proposed Other Insured's Beneficiary

Unless otherwise directed, the insurance proceeds shall be divided equally among all persons who are named as primary beneficiary and who survive the insured, but if none survive, equally among all persons who are named as secondary beneficiary and who survive the insured.


Primary Beneficiary

---------------------------------------- ------------------------       -------------   ---------------------
Full Name or Name of Corporation/Trust   Relationship to Insured        SSN or Tax ID#  DOB or Date of Trust

-------------------------------------------------------------------------------
Address


----------------------------------------                -----------------------
Full Name of Corporate Officer and Title                State of Incorporation


Secondary Beneficiary (if no primary beneficiary is living)

---------------------------------------- ------------------------       -------------   ---------------------
Full Name or Name of Corporation/Trust   Relationship to Insured        SSN or Tax ID#  DOB or Date of Trust

-------------------------------------------------------------------------------
Address


----------------------------------------                -----------------------
Full Name of Corporate Officer and Title                State of Incorporation

                          I-20833 Page 2 of 10 6/30/08

8. Premium Information

Payment Method: [ ] Single Premium $
                [ ] Annual      [ ] Semi-Annual [ ] Monthly APP [ ] Other

Is this policy being funded via a premium financing loan or with funds borrowed, advanced or paid from another person or entity?

[ ] Yes [ ] No

Payor (of other than Owner):

If Automatic Premium Plan (APP) is chosen, please compete the following:

[ ] Add this Premium to Existing APP for Policy #
[ ] Start a New Draft from the Following Account: [ ] Checking [ ] Savings

Account Number*          Routing Number

Monthly Deduction Day (1st thru 28th)

Home Office Use Only: APP Control Number

* Attach a blank, voided check from this account for routing information.

9. Credit Card Authorization

Intial premium payments up to $3,000 may be made by credit card. (Not available for Variable Products)

[ ] VISA [ ] Mastercard [ ] Discover

Cardholder's Name

Card Number                     Expiration Date (mm/dd/yyyy)

I authorize a premium deposit to be made by charging the credit card listed above in the amount of: $ in connection with this application for life insurance. I acknowledge that use of the credit card for payment is optional and that this authorization does not cover the charging of future premiums. I have received and have read the Temporary Insurance Agreement. It has been explained to me by the agent and I understand and agree to all the conditions and limitations.

Cardholder's Signature

10. Nonforfeiture Information

[ ] Automatic Premium Loan (if available)
[ ] Yes
[ ] No (If not completed, APL will be applied if applicable, except in Illinois.)
[ ] Qualified Retirement Plan

if Qualified Retirement Plan is selected, the automatic nonforfeiture option is paid-up insurance.

                          I-20833 Page 3 of 10 6/30/08

11. Insurance on Proposed Insured

Whole Life Insurance

Basic Policy Plan: [ ] Whole Life  [ ] Last Survivor Whole Life
[ ] Modified Premium Last Survivor Whole Life

Plan Name:              Face Amount of Basic Policy $

Limited Pay Period: years

Riders:

[ ] WPD
[ ] GIO $   ($20,000 min., 20 units max.)
[ ] CBR      unites (1 unit min.; 20 units max.)
[ ] Same Insured Term $
      Guarantee Period
[ ] Other Insured Term $
[ ]   Guarantee Period
[ ] Join First-to-Die level Term $
[ ] Blended Insurance Rider $
[ ] Other
[ ] Offset premiums by surrendering paid-up additions (if sufficient) beginning policy year
[ ] Value Builder: Planned Premium $
    Planned Frequency
    How much is section 1035 money? $
[ ] Coverage Builder: Planned Premiums $
[ ] Planned Frequency
How much is section 1035 money? $
Coverage Builder: Planned Premium $
Planned Frequency
How much is section 1035 money? $

Universal Life Insurance (Underwritten by Pioneer Mutual Life Insurance Company)

Life Insurance Qualification Test [ ] Guideline Premium Test
[ ] Cash Value Accumulation Test (CVAT)

Note: If qualification test is not marked, Guideline Premium Test will be automatically chosen.

Base Face Amount:               Supplemental Face Amount:

Death Benefit Option [ ] Option 1(A) [ ] Option 2(b) Option 3(c)

Initial Premium $        Planned Premium $ How much is section 1035 money?

Riders:

[ ] WMDD (WMDD is required for WPD)
[ ] WPD Monthly Amount $
[ ] CBR units (1 unit min.; 20 units max.)
[ ] GIO $   ($10,000 min., $50,000 max.)
[ ] Other Insured Term $
[ ] Other

Term Insurance

Basic Policy Plan:              Face Amount $            Guarantee Period

Riders:
[ ] WPD
[ ] Other
[ ] CBR  units () 1 unit min.; 20 units max.)
[ ] Other

Variable Universal Life (complete Investment Option Election form (IOE))


THE AMOUNT AND DURATION OF THE DEATH BENEFIT MAY VARY BASED ON THE INVESTMENT PERFORMANCE OF THE SEPARATE ACCOUNT' INVESTMENT RETURN. THE CASH VALUE MAY INCREASE OR DECREASE BASED ON THE INVESTMENT PERFORMANCE OF THE SEPARATE ACCOUNTS' INVESTMENT RETURN.

Flexible Premium VUL

Life Insurance Qualification Test  [ ] Guideline Premium Test
[ ] Cash Value Accumulation Test (CVAT)

Note: If qualification test is not marked, Guideline Premium Test will be automatically chosen.

Base Face Amount:               Supplemental Face Amount:

Death Benefit Option [ ] Option 1(a) [ ] Option 2(b) [ ] Option 3(c)

Riders:
[ ] WMDD (WMDD is required for WPD)
[ ] WPD Monthly Amount $
[ ] CBR  units (1 min.; 20 units max.)
[ ] GIO $  ($10,000 min.; $50,000 max.)
[ ] Other Insured Term $
[ ] Extended No-Lapse Guarantee
[ ] Other
Initial Premium $
Planned Premium $
How much is section 1035 money? $

                          I-20833 Page 4 of 10 6/30/08

12. Dependent Children Proposed for Child Benefit Rider

a. Print Full Name              Relationship            Birthdate

Height                  Weight

b. Are all children listed? [ ] Yes [ ] No (Explain Why Not)

13. Dividend Option (Whole Life only)

[ ] Cash (Opt. 1)
[ ] Accumulate Interest (Opt. 2)
[ ] Reduce Premium (Opt. 3)
[ ] Paid-Up Additions (Opt. 4)
[ ] Other

14. Annual Income of Proposed Insured

Earned $                Unearned $      Net Worth $

In the past seven (7) years, have you filed for bankruptcy? [ ] Yes [ ] No

Bankruptcy Type:  [ ] Personal [ ] Business [ ] Other  Date Discharged?

15. Information Regarding other Coverage (Applies to all proposed insureds)

     a. Do you have existing life insurance or annuity(ies) with this or any other company?

     b. Will this policy be replacing or changing any existing life insurance or annuity with this or any other company? [ ] Yes [ ] No If yes, provide details below.

     c.   List all life insurance or annuities in force on Proposed Insured(s):

Amount  Issue Year      Type    Company/Policy No.      Replacement?    Section 1035 Exchange



     d. Is an application for life, health insurance or annuity pending with this or any other company [ ] Yes [ ] No

If Yes, Company Name

     e. Have you ever sold a policy to a life settlement, viatical or other secondary market product provider, are you in the process of selling a policy, or planning a future sale? [ ] Yes [ ] No

     f. If the proposed insured is a juvenile, what is the total amount of life insurance in force on the parent(s)? If not insured, why not?

Complete the following for all siblings.

Age             Amount in Force         Age             Amount in Force


16. Special Requests/Additional Information



Part 2: Underwriting Information

17. Health Questions (Complete for all proposed insureds; optional for those being examined.)

Primary Insured: Height ft. in. weight lbs. [ ] Gained [ ] Lost lbs. In past year

Second Insured: Height ft. in. weight lbs. [ ] Gained [ ] Lost lbs. In past year

                          I-20833 Page 5 of 10 6/30/08

17. Health Questions (Complete for all proposed individuals; optional for those being examined.)

A. During the past ten (10) years has any person proposed for insurance been diagnosed as having, or been treated for:


                                                                                                                 Second/Other
1. Heart attach, high blood pressure, stroke, or other disorder of the heart or blood vessels?  Primary Insured   Insured
                                                                                                [ ] Yes [ ] No     [ ] Yes [ ] No

2. Cancer, tumor, lymph gland or thyroid disorder, chronic fatigue, leukemia, or any other
   blood abnormalities?                                                                         [ ] Yes [ ] No     [ ] Yes [ ] No

3. Diabetes or other endocrine disorder; disorder of the kidney, bladder or prostate?           [ ] Yes [ ] No     [ ] Yes [ ] No

4. Lung or chronic respiratory disorder, asthma, bronchitis, emphysema, pneumonia,
   tuberculosis, or any other disorder of the respiratory system?                               [ ] Yes [ ] No     [ ] Yes [ ] No

5. Intestinal bleeding, ulcer, hepatitis, or other disorder of the stomach, liver, intestine,
   gall bladder or pancreas?                                                                    [ ] Yes [ ] No     [ ] Yes [ ] No

6. Any disease or disorder of the reproductive organs or breasts?                               [ ] Yes [ ] No     [ ] Yes [ ] No

7. Brain, mental or nervous disorder, fainting, convulsions; paralysis, depression, anxiety, frequently reoccurring headaches or any other disease or disorder of the nervous system,
   attempted suicide or ever been counseled for any of the above?                               [ ] Yes [ ] No     [ ] Yes [ ] No

8. Arthritis, loss of limb or deformity, disorder of bone, joint, muscle, back, spine or neck,
   skin disorder or any other disorder of the skeletal system?                                  [ ] Yes [ ] No     [ ] Yes [ ] No

9. Disease or disorder of the eyes, ears, nose or throat?                                       [ ] Yes [ ] No     [ ] Yes [ ] No

10. Immune Deficiency - Has the proposed insured:

     a.   ever been  diagnosed or treated by a member of the medical  profession for specified symptoms such as: immune deficiency,  anemia,  recurrent fever, fatigue or unexplained weight loss, malaise,  loss of appetite, diarrhea, fever of unknown origin, severe night sweats, unexplained or unusual infections or skin lesions;  unexplained swelling of the lymph
          glands; Kaposi's Sarcoma or Pneymocystis Carinii Pneumonia;                           [ ] Yes [ ] No     [ ] Yes [ ] No

     b.   diagnosed by a member of the medical profession or tested positive for
          Human   Immunodeficiency   Virus  (AIDS  virus)  or  Acquired   Immune
          Deficiency Syndrome (AIDS).                                                           [ ] Yes [ ] No     [ ] Yes [ ] No

B. During the past five (5) years has any person proposed for insurance:

1. Been advised to take or is now taking treatment or medication or under prescribed diet?     [ ] Yes [ ] No     [ ] Yes [ ] No

2. Had a checkup or consultation with a physician or medical practitioner?                      [ ] Yes [ ] No     [ ] Yes [ ] No

3. Had any diagnostic test, suck as an EKG, treadmill, heart cath, X-ray, MRI CT scan,
   biopsy or blood study?                                                                       [ ] Yes [ ] No     [ ] Yes [ ] No

4. Has been an inpatient or outpatient in a hospital, clinic or medical facility or any
   similar entity?                                                                              [ ] Yes [ ] No     [ ] Yes [ ] No

5. Been advised to have any diagnostic test, hospitalization or surgery which has not been
   completed?                                                                                   [ ] Yes [ ] No     [ ] Yes [ ] No

c. has or is any person proposed for insurance:

1. Pregnant? If Yes, list the anticipated delivery date.                                        [ ] Yes [ ] No     [ ] Yes [ ] No

2. During the last five years, made a claim or received benefits, compensation or pension for any injury, sickness, disability or impaired condition and/or been unable to work, attend
   school or perform normal activities of like age and gender or been confined at home?         [ ] Yes [ ] No     [ ] Yes [ ] No

3. During the last five years, had any illness, disease, or injury not mentioned in A or B
   above?                                                                                       [ ] Yes [ ] No     [ ] Yes [ ] No

Details of all "Yes" answers (Identify Primary or Second/Other Insured, question number, circle applicable items; include diagnosis, treatment, dates of treatment, duration and names and addresses of all attending physicians and medical facilities.)

                          I-20833 Page 6 of 10 6/30/08

18. Personal Information (Complete for all proposed insureds and identity to whom any "Yes" answers apply.)

Provide details to any "Yes" answers below.


                                                                                                                  Second/Other
                                                                                                 Primary Insured   Insured

a.   Driver's license number(s) and state(s) of Issue:

     Primary Insured

     Second/Other Insured

b.   Have you ever been  convicted  of a driving  violation,  driving  under the
     influence of alcohol or drugs, or had your license suspended or revoked?                   [ ] Yes [ ] No [ ] Yes [ ] No

c.   Plead quilty to or been convicted of a felony or misdemeanor or do you have such charge currently  pending against you? If Yes list the nature of plea, conviction  or charge,  the date and State  where the plea,  conviction  or
     charges occurred, whether time was served in prison and status of probation.                [ ] Yes [ ] No [ ] Yes [ ] No


d.   Has  any  company  declined,  postponed,  rated  or  refused  to  reinstate
     insurance?                                                                                 [ ] Yes [ ] No [ ] Yes [ ] No

e.   has the proposed insured ever:

     1.   Used narcotics,  barbiturates,  amphetamines,  hallucinogens,  heroin, cocaine,  or other habit  forming  drugs,  except as  prescribed  by a
          physician?                                                                            [ ] Yes [ ] No [ ] Yes [ ] No

     2.   Received  medical  treatment or  counseling  for, or been advised by a physician  to  discontinue,  the  use  of  alcohol  or  prescribed  or
          non-prescribed drugs?                                                                 [ ] Yes [ ] No     [ ] Yes [ ] No

     3.   Been a member of any  self-help  group  such as Alcohol  Anonymous  or
          Narcotics Anonymous?                                                                  [ ] Yes [ ] No     [ ] Yes [ ] No

f.   Have you  participated  in any vehicle  racing,  parachuting,  hang gliding, scuba diving,  ballooning rock or mountain climbing or spelunking within the
     past two (2) years or is any such activity contemplated?                                   [ ] Yes [ ] No     [ ] Yes [ ] No
     If Yes, complete the Avocation Supplement.

g.   Have you flown  within  the past two (2) years as a pilot,  student  pilot,
     crew member or had any flying duties, or is any such activity contemplated?                [ ] Yes [ ] No     [ ] Yes [ ] No
     If  Yes, complete the Aviation Supplement.

h.   Do you contemplate  the travel or residence in a foreign country within the
     next 24 months?                                                                            [ ] Yes [ ] No     [ ] Yes [ ] No
     If Yes, complete the Foreign Travel Supplement.

i.   Do you have any current or expected connection with the Armed Forces?                      [ ] Yes [ ] No     [ ] Yes [ ] No
     If Yes, complete the Armed Forces Supplement.

j.   Has the proposed insured ever used any nicotine (including substitutes such
     as gum, patch, etc.) and/or tobacco products? If Yes, provide detail below.                [ ] Yes [ ] No     [ ] Yes [ ] No

          1.   [ ] Present [ ] Former

          2.   What type of nicotine or tobacco used:

          3. When did you quit using all forms of nicotine (including substitutes) or tobacco? month/year


Details of all "Yes" answers.



Name(s) and address(es) of personal physicians (if none, so state)

Primary Insured                         Second Insured

Date and reason last consulted          Date and reason last consulted

List any medications taken daily        List any medications taken daily








Name(s) and address(es) of personal physicians (if none, so state)

                          I-20833 Page 7 of 10 6/30/08

19. Proposed Insured Family History

                                                                                        Provide details for Yes answers.
Cancer          Heart Disease, Stroke or                                       Age if          Age          State of Health
(All types)     Other Circulatory Disorder      Diabetes                    Still Living    At Death        /Cause of Death

[ ] Yes [ ] No  [ ] Yes [ ] No                  [ ] Yes [ ] No  Mother
[ ] Yes [ ] No  [ ] Yes [ ] No                  [ ] Yes [ ] No  Father
[ ] Yes [ ] No  [ ] Yes [ ] No                  [ ] Yes [ ] No  Siblings
[ ] Yes [ ] No  [ ] Yes [ ] No                  [ ] Yes [ ] No


20. Proposed Second/Other Insured Family History (Not required for children covered under CBR)

                                                                                        Provide details for Yes answers.
Cancer          Heart Disease, Stroke or                                       Age if          Age          State of Health
(All types)     Other Circulatory Disorder      Diabetes                    Still Living    At Death        /Cause of Death

[ ] Yes [ ] No  [ ] Yes [ ] No                  [ ] Yes [ ] No  Mother
[ ] Yes [ ] No  [ ] Yes [ ] No                  [ ] Yes [ ] No  Father
[ ] Yes [ ] No  [ ] Yes [ ] No                  [ ] Yes [ ] No  Siblings
[ ] Yes [ ] No  [ ] Yes [ ] No                  [ ] Yes [ ] No


Agreements

I (we) represent that I (we) have read and understand all the statements and answers given in this application and that they are true and complete to the best of my (our) knowledge and belief. If it agreed that:

a. the statements and answers given to this application and any amendments to it or made to the medical examiner will be the basis of any insured issued;

b. no representative or medical examiner has the authority to make or alter any contract for the company;

c. the company may indicate change in an endorsement to this application for administrative purposes only, and I must agree in writing to any other changes in this application;

d. if an initial premium payment has been made at the time of making this application, or if the company approves this application different from that applied for as to plan, amount, age, classification or benefits, no insurance will take effect until (a) the policy is delivered to and accepted by me and (b) the full first premium is paid and (c) to the best of the applicant's knowledge, the health and insurability of any person proposed for insurance has not changed since the date of this application.

I (we) and the  representative  certify that I (we) have read, or had read to me
(us), the completed application and I (we) realize that any false statement or mispresentation therein may result in loss of coverage under the policy.


Acknowledgement

This section must be completed by the proposed policy owner regardless of whether the TIA is given.

PLEASE MARK THE ONE BOX THAT APPLIES, UNMARKED BOXES ARE NOT APPLICABLE

[ ] I have NOT made a premium deposit with this application nor have I received the Temporary Insurance Agreement.

[ ] I have made premium deposit in the amount of $ in connection with the application for life insurance. I have received and have read the Temporary Life Insurance Agreement (TIA). It has been explained to me and I understand and agree to all of the conditions and limitations.

PLEASE ALSO MARK THE FOLLOWING BOX, IF APPLICABLE (does not apply to Variable Products)

[ ] I acknowledge that an illustration conforming to the policy applied for was not provided. I understand that an illustration conforming to the policy as issued will be provided no later than at the time of policy delivery.

Interview Information

Home Phone: (  )        Best Time to Call    a.m.       p.m.
Business Phone (  )     Best Time to Call    a.m.       p.m.


May we interview the spouse of an adult member of the family [ ] Yes [ ] No

Fraud Warning

FRAUD WARNING (No applicable to residents in AZ, CT, ND): Any person who knowingly presents a false or fraudulent claim for payment of a loss of benefit or knowingly presents false information in an application for insurance may be guilty of a crime and may be subject to fines and confinement in prison.

                          I-20833 Page 8 of 10 6/30/08

Authorization and Acknowledgement

I  (we)  authorize  any  physician,  medical  practitioner,   hospital,  medical
facility, insurance company, DMV and MIB to give all the companies who are listed as a OneAmerica(R) company and its reinsurers any of the following about me (us) or my (our) children, if they are to be insured: facts about physical and mental health; medical care, advice or treatment, prescriptions, hobbies, other insurance, flying and driving record (which may include but is not limited to existing address); age, occupation, income and the use of alcohol, drugs and tobacco. Each person proposed for insurance may be asked to take a physical exam, where tests may be made of blood and urine. These tests may include tests for the presence and/or level of blood sugar, cocaine or other drugs, cholesterol, nicotine and, where permitted by law, antibodies to the Acquired Immune Deficiency Syndrome virus. All sources except the MIB may give these facts to any insurance support organization authorized by a OneAmerica company to collect and transmit them. This data will be used to determine eligibility for insurance. A photocopFy of this form shall be as valid as the original. This authorization will be valid for 24 months from the date shown below. I can choose to be interviewed if an investigative report is made. Upon request, I
(we) can  receive  a copy of the  investigative  consumer  report.  I (we)  have received the Notice of OneAmerica's Information Practices, the Medical Information Bureau Notice, the Fair Credit Reporting Act Notice, and the Authorization and Acknowledgement. I (we) or my (our) authorized representative can receive a copy of this authorization form.

Substitute W-9 Certification

I (we) certify, under penalty of perjury that 1) the number(s) shown on this form is my (our) correct taxpayer identification number(s), [or I (we) am (are) waiting for a number to be issued to me (us)]; and 2) I (we) am (are) not subject to backup withholding because: a) I (we) am/are exempt from backup withholding or b) I (we) have not been notified by the Internal Revenue Service that I (we) am (are) subject to backup withholding as a result of a failure to report all interest or dividends, or c) the IRS has notified me (us) that I (we) am/are no longer subject to backup withholding; and (3)I (we) am (are) a U.S. citizen or other U.S. person (as defined in Form W-9 located ate www.irs.gov).

[ ] Check this box if you have been notified by the IRS that you are currently subject to withholding because of under reporting or dividends on your tax return.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.


Signatures

Signed at                       on              (mm/dd/yyyy)
                City, State             Date

Proposed Insured
                                --------------------    ----------------------
Proposed Second/Other Insured  --------------------    ----------------------

Proposed Other Insured #2       --------------------    ----------------------

Proposed Other Insured #3       --------------------    ----------------------

Payor, owner or applicant other than
Proposed Insured                --------------------    ----------------------
                                Printed Name            Signature

Any child over age 15 proposed for insurance must sign. If proposed insured is under 18, parent must also sign.

Please check, if applicable:

[ ] Yes, I have a CD-ROM drive on my computer and am able to view all of the prospectuses.

For a printed version of the prospectuses, please call 1-800-537-6442. Variable contracts issued by AUL are distributed by OneAmerica Securities, Inc., Member FINRA, SIPC, a wholly-owned subsidiary of AUL.

---------------------------------       ---------------
Signature                               Date

Please make all checks payable to (Check appropriate box):

[ ] American United Life Insurance Company(R) (Standard Risk Term, Whole Life, Variable Life)

[    ] Pioneer Mutual Life Insurance Company(R) (Standard Risk Universal Life)

                          I-20833 Page 9 of 10 6/30/08

Representative's Statement

Do you have any knowledge or reason to believe that replacement of existing insurance or annuity coverage may be involved? [ ] Yes [ ] No

(If "YES," give details in Section 15 and complete any state required replacement forms.)

Did you witness the signatures on this application?     [ ] Yes [ ] No

How did you identify the proposed insured? [ ] Well known to you [ ] Photo ID
                                           [ ] Related
(If related, or well-known to you, please explain.)

List any former names of the proposed insured(s)

Should this application be evaluated with any other applications? [ ] Yes [ ] No

If "YES," please provide: Name:         Relationship to Insured:

[    ] I certify that an illustration was not used in the sale of this policy.

[    ] I certify that the policy is applied for other than as illustrated.

I certify that (1) the information provided by the owner and proposed insured(s) has been accurately recorded and (2) I have reasonable ground to recommend the purchase of the policy as suitable for the owner and the proposed insured(s).

I submit this application assuming full responsibility for delivery of any policy and for immediate transmittal to the Company of the first premium when collected. I know of no condition affecting the insurability of any person proposed for insurance not fully set forth herein. I certify that a written disclosure statement, where required by law, was given to the applicant when this application was taken.

------------------------        ---------------------------------
Name of Representative          Representative's Signature
(Please Print)                  Representative's        Representative's
------------------------%       ----------------        ----------------
                                AUL Code                PML Code

------------------------        ---------------------------------
Name of Representative          Representative's Signature
(Please Print)                  Representative's        Representative's
------------------------%       ----------------        ----------------
                                AUL Code                PML Code

------------------------        ---------------------------------
Name of Representative          Representative's Signature
(Please Print)                  Representative's        Representative's
------------------------%       ----------------        ----------------
                                AUL Code                PML Code

Agency or Broker/Dealer:

If the Company has questions concerning this application, whom should we call at your office?

Name            Phone Number (  )               Fax Number (  )

E-mail Address:

Principal Review (Required for registered products only)

------------------------------          On------------------------
Field Office Principal                          Date

Accepted by American United Life Insurance Company(R) at the Home Office by:

------------------------------          On------------------------
Home Office Principal                           Date

Send Application To:

If you have any questions completing this application or any other supporting documentation, please call 1-877-999-9883.

Please mail this application to the following address:

U.S. Postal Delivery:                     Overnight Delivery:

OneAmerica Financial Partners, Inc.       OneAmerica Financial Partners, Inc.
Attn: Individual New Business             Attn: Individual New Business
P.O. Box 6003                             One American Square
Indianapolis, IN 46206-6003               Indianapolis, IN 46282

FOR MOST EXPEDIENT DELIVERY - SUBMIT ALL APPLICATIONS IN THE YELLOW NEW BUSINESS ENVELOPE #7-13507.

                         I-20833 Page 10 of 10 6/30/08

                          TEMPORARY INSURANCE AGREEMENT

PLEASE NOTE: THIS AGREEMENT PROVIDES A LIMITED AMOUNT OF INSURANCE (THE LESSER OF $300,000 OR THE AMOUNT OF INSURANCE APPLIED FOR UNDER THE APPLICATION FOR INSURANCE HAVING THE SAME DATE AS THIS AGREEMENT), IF ALL CONDITIONS SET FORTH HEREIN ARE FULLY SATISFIED. THE COVERAGE PROVIDED IN THIS AGREEMENT IS IN EXCHANGE FOR THE DEPOSIT RECEIVED TOWARD THE INSURANCE APPLIED FOR AND NO AMOUNT SHALL BE CHARGED FOR THE COVERAGE PROVIDED HEREIN. NO REPRESENTATIVE OR AGENT HAS THE AUTHORITY TO WAIVE OR CHANGE THE TERMS OR CONDITIONS OF THIS AGREEMENT.

                                HEALTH QUESTIONS

1. Within the past 90 days, has any person proposed for insurance been a patient in a hospital or other medical facility, had surgery or been
     advised to be hospitalized or have surgery?   [ ] Yes  [ ] No

2. Within the past 2 years, has any person proposed for insurance been treated for heart trouble, stroke, diabetes, cancer or has been advised by a medical professional to have such treatment? [ ] Yes [ ] No

3. Has any person proposed for insurance been diagnosed or treated for AIDS by a member of the medial profession, or had a positive test result confirming the presence of the AIDS virus (e.g. HIV, HTLV-III)? [ ] Yes [ ] No

If any Health Question is answered "Yes," give question(s) and name of applicant.


  No insurance is provided under this Agreement on any Applicant(s), answering
                           "Yes" to a question above.

         If any Health Question is not answered, the agreement is void.

NOTE TO REPRESENTATIVE: If any question is answered "Yes," do not accept cash or detach this agreement.

                                    DEPOSIT

Received from the sum of as a deposit in connection with an application for insurance having the same date as this Agreement. The deposit shall be held and applied toward the first premium owned from the effective date of any policy issued and accepted as part of said application. There shall be no coverage under the insurance applied for until a policy is issued and accepted. if no policy is issued and/or accepted, the deposit shall be refunded to you.

                                   CONDITIONS

Insurance on applicant, up to the Amount Limitation, will begin on the effective date, if:

1. There is no material misrepresentation in the application or answers to the Health Questions, and

2. All of the Health Questions are answered "NO" with respect to the applicant; and

3. The deposit received is equal to the premium for the mode selected in the related insurance application.

If the deposit is paid by check that is postdated or is not honored on presentation, the Agreement is void. If a person proposed for insurance dies by suicide, while sane or insane, the death benefit will by only the amount of the deposit paid.

                                 EFFECTIVE DATE

"Effective Date" means the latest of:

1.   The date of the application.

2. The date of the last medical exam initially required under the Company's underwriting rules. Any required medical exam must be completed within 30 days after the date of this Agreement, if not, this Agreement will be void with respect for that person proposed for insurance.

                               AMOUNT LIMITATION

The total amount of insurance which may take effect on any person proposed for insurance under this and all Temporary Insurance Agreements is $300,000 of life insurance (including accidental death).

                       TERMINATION OF TEMPORARY INSURANCE

Insurance under this Agreement will terminate with respect to all of the persons proposed for insurance on the earliest of:

1. The date that insurance begins under the policy applied for or under a policy issued other than applied for.

2. Ten (10) days after a policy other than as applied for is offered to the Proposed Insured or Owner.

3. Five (5) days after the Company mails a letter of declination to the Proposed Insured or Owner.

4.   Sixty (60) days after the date of the application.

ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO THE COMPANY. DO NOT MAKE THE CHECK PAYABLE TO THE REPRESENTATIVE OR LEAVE THE PAYEE BLANK.

I have read this Agreement and understand and agree to its terms. I understand this receipt provides no insurance unless all of its conditions are met and all required medical exams are completed. I declare that the answers to the Health Questions are true and complete to the best of my knowledge.


---------------------------     ----------------------------------
Date                            Proposed Insured Signature


By-------------------------     ----------------------------------
Representative                  Owner (If other than Proposed Insured)

IF YOU HAVE NOT RECEIVED YOUR POLICY WITHIN 60 DAYS OF THE DATE OF THIS CONTRACT CONTACT THE COMPANY AT P.O. BOX 6003, INDIANAPOLIS, IN 46206. ATTN. UNDERWRITING DEPT.

Representative's Note: Send original to Home Office with application and give copy to Proposed Insured (owner, if other than Proposed Insured).

I-20833 6/30/08

                             PROPOSED INSURED COPY

  TERMINATION OF TEMPORARY INSURANCE

Insurance under this Agreement will terminate with respect to all of the persons proposed for insurance on the earliest of:

1. The date that insurance begins under the policy applied for or under a policy issued other than applied for.

2. Ten (10) days after a policy other than as applied for is offered to the Proposed Insured or Owner.

3. Five (5) days after the Company mails a letter of declination to the Proposed Insured or Owner.

4.   Sixty (60) days after the date of the application.

ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO THE COMPANY. DO NOT MAKE THE CHECK PAYABLE TO THE REPRESENTATIVE OR LEAVE THE PAYEE BLANK.

I have read this Agreement and understand and agree to its terms. I understand this receipt provides no insurance unless all of its conditions are met and all required medical exams are completed. I declare that the answers to the Health Questions are true and complete to the best of my knowledge.


---------------------------     ----------------------------------
Date                            Proposed Insured Signature


By-------------------------     ----------------------------------
Representative                  Owner (If other than Proposed Insured)

IF YOU HAVE NOT RECEIVED YOUR POLICY WITHIN 60 DAYS OF THE DATE OF THIS CONTRACT CONTACT THE COMPANY AT P.O. BOX 6003, INDIANAPOLIS, IN 46206. ATTN. UNDERWRITING DEPT.

Representative's Note: Send original to Home Office with application and give copy to Proposed Insured (owner, if other than Proposed Insured).

I-20833 6/30/08

                             PROPOSED HOME OFFICE COPY